EXHIBIT 99.2

STAY HOME. SAVE LIVES.

THANK YOU #HEALTHCARE WORKERS!
THANK YOU #HEALTHCARE WORKERS!
To all the healthcare, emergency, and essential workers:
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Levi's

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA
For the Quarter Ended March 31, 2020

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; and estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part 1 of our Annual Report on Form 10-K for the year ended December 31, 2019 and "Item 1A. Risk Factors" in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. Currently, one of the most significant factors is the ongoing adverse effect of the novel strain of coronavirus ("COVID-19") pandemic on our business, financial condition, results of operations, cash flows, operating performance and the effect it will have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. The extent of the impact of the COVID-19 pandemic will depend on future developments, including the duration of the pandemic, which are highly uncertain at this time but that impact could be material. Moreover, you are cautioned that the COVID-19 pandemic will heighten many of the risks identified in "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2019, as well as the risks set forth in "Item 1A. Risk Factors" in Part II of our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2020. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Depreciation and Amortization for Real Estate Companies ("EBIDTAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this Supplemental package starting on page i.

COVID-19 PANDEMIC

In December 2019, a novel strain of coronavirus (“COVID-19”) was identified in Wuhan, China and by March 11, 2020, the World Health Organization had declared it a global pandemic. Many states in the U.S., including New York, New Jersey, Illinois and California have implemented stay-at-home orders for all "non-essential" business and activity in an aggressive effort to curb the spread of the virus. Consequently, the U.S. economy has suffered and there has been significant volatility in the financial markets. Many U.S. industries and businesses have been negatively affected and millions of people have filed for unemployment.
As our first priority, we are following strict protocols and taking all measures to protect our employees, tenants, and communities.
Our properties, which are concentrated in New York City, and in Chicago and San Francisco, have been adversely affected as a result of the COVID-19 pandemic and the preventive measures taken to curb the spread. Some of the effects on us include the following:

•	With the exception of grocery stores and other "essential" businesses, substantially all of our retail tenants have closed their stores and many are seeking rent relief.

•	While our office buildings remain open, substantially all of our office tenants are working remotely.

•	We have temporarily closed the Hotel Pennsylvania.

•	We have postponed trade shows at theMART for the remainder of 2020.

•	Because certain of our development projects are deemed "non-essential," they have been temporarily paused due to New York State executive orders.

•
Closings on the sale of condominium units at 220 Central Park South have continued. During April 2020 we closed on the sale of four condominium units for net proceeds of $157,747,000. However, future closings may be temporarily delayed to the extent we cannot complete the buildout and obtain temporary certificates of occupancy on time.

•
We placed 1,803 employees on temporary furlough, including 1,293 employees of Building Maintenance Services LLC, a wholly owned subsidiary, which provides cleaning, security and engineering services primarily to our New York properties, 414 employees at the Hotel Pennsylvania and 96 corporate staff employees.

•	Effective April 1, 2020, our executive officers waived portions of their annual base salary for the remainder of 2020.

•	Effective April 1, 2020, each non-management member of our Board of Trustees agreed to forgo his or her $75,000 annual cash retainer for the remainder of 2020.
We have collected substantially all of the rent due for March 2020 and collected 90% of rent due from our office tenants for the month of April 2020 and 53% of the rent due from our retail tenants for the month of April 2020, or 83% in the aggregate. Many of our retail tenants and some of our office tenants have requested rent relief and/or rent deferral for April 2020 and beyond. While we believe that our tenants are required to pay rent under their leases, we have implemented and will continue to consider temporary rent deferrals on a case-by-case basis.
In light of the evolving health, social, economic, and business environment, governmental regulation or mandates, and business disruptions that have occurred and may continue to occur, the impact of COVID-19 on our financial condition and operating results remains highly uncertain but the impact could be material. The impact on us includes lower rental income and potentially lower occupancy levels at our properties which will result in less cash flow available for operating costs, to pay our indebtedness and for distribution to our shareholders. In addition, the value of our real estate assets may decline, which may result in non-cash impairment charges in future periods and that impact could be material.

BUSINESS DEVELOPMENTS
Disposition Activity
Pennsylvania Real Estate Investment Trust ("PREIT")
On January 23, 2020, we sold all of our 6,250,000 common shares of PREIT, realizing net proceeds of $28,375,000. We recorded a $4,938,000 loss (mark-to-market decrease) for the three months ended March 31, 2020.
220 Central Park South ("220 CPS")
During the three months ended March 31, 2020, we closed on the sale of seven condominium units at 220 CPS for net proceeds aggregating $191,216,000 resulting in a financial statement net gain of $68,589,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $8,678,000 of income tax expense was recognized on our consolidated statements of income. From inception to March 31, 2020, we closed on the sale of 72 units for aggregate net proceeds of $2,011,348,000.
Financing Activity
Unsecured Term Loan
On February 28, 2020, we increased our unsecured term loan balance to $800,000,000 (from $750,000,000) by exercising an accordion feature. Pursuant to an existing swap agreement, $750,000,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000,000 floats at a rate of LIBOR plus 1.00% (1.94% as of March 31, 2020). The entire $800,000,000 will float thereafter for the duration of the loan through February 2024.
First Quarter Leasing Activity
311,000 square feet of New York Office space (297,000 square feet at share) at an initial rent of $90.47 per square foot and a weighted average lease term of 6.6 years. The change in the GAAP and cash mark-to-market rent on the 275,000 square feet of second generation space were negative 3.3% and positive 0.8%, respectively. Tenant improvements and leasing commissions were $11.69 per square foot per annum, or 12.9% of initial rent.
15,000 square feet of New York Retail space (13,000 square feet at share) at an initial rent of $416.36 per square foot and a weighted average lease term of 9.7 years. The change in the GAAP and cash mark-to-market rent on the 9,000 square feet of second generation space were positive 126.6% and 104.6%, respectively. Tenant improvements and leasing commissions were $48.18 per square foot per annum, or 11.6% of initial rent.
231,000 square feet at theMART at an initial rent of $47.31 per square foot and a weighted average lease term of 10.3 years. The change in the GAAP and cash mark-to-market rent on the 228,000 square feet of second generation space were positive 2.6% and negative 1.2%, respectively. Tenant improvements and leasing commissions were $4.44 per square foot per annum, or 9.4% of initial rent.
6,000 square feet at 555 California Street (4,000 square feet at share) at an initial rent of $117.00 per square foot and a weighted average lease term of 1.4 years. The change in the GAAP and cash mark-to-market rent on the 4,000 square feet of second generation space were positive 44.5% and 29.7%, respectively. Tenant improvements and leasing commissions were $2.91 per square foot per annum, or 2.5% of initial rent.

FINANCIAL HIGHLIGHTS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	March 31,		December 31, 2019
	2020	2019
Total revenues	$444,532	$534,668	$460,968

Net income attributable to common shareholders	$4,963	$181,488	$193,217
Per common share:
Basic	$0.03	$0.95	$1.01
Diluted	$0.03	$0.95	$1.01

Net income attributable to common shareholders, as adjusted (non-GAAP)	$20,233	$24,814	$56,381
Per diluted share (non-GAAP)	$0.11	$0.13	$0.29

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$137,567	$149,939	$171,030
Per diluted share (non-GAAP)	$0.72	$0.79	$0.89

FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$130,360	$247,684	$311,876
FFO - Operating Partnership Basis ("OP Basis") (non-GAAP)	$138,819	$263,697	$332,029
Per diluted share (non-GAAP)	$0.68	$1.30	$1.63

Dividends per common share:
Quarterly dividends	$0.66	$0.66	$0.66
Special dividend	—	—	1.95
Total	$0.66	$0.66	$2.61

FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)	91.7%	83.5%	74.2%
FAD payout ratio	106.5%	85.7%	93.0%

Weighted average shares used in determining FFO attributable to common shareholders plus assumed conversions per diluted share (REIT basis)	191,143	190,996	191,140
Convertible units:
Class A	12,332	12,083	12,162
Equity awards - unit equivalents	71	265	189
Weighted average shares used in determining FFO attributable to Class A unitholders plus assumed conversions per diluted share (OP Basis)	203,546	203,344	203,491

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,			December 31, 2019
	2020	2019	Variance
Property rentals(1)	$355,060	$428,380	$(73,320)	$360,139
Tenant expense reimbursements(1)	52,173	66,112	(13,939)	55,233
Amortization of acquired below-market leases, net	4,206	6,525	(2,319)	4,269
Straight-lining of rents	(10,165)	(1,140)	(9,025)	(1,233)
Total rental revenues	401,274	499,877	(98,603)	418,408
Fee and other income:
BMS cleaning fees	32,466	29,785	2,681	31,642
Management and leasing fees	2,867	2,237	630	3,479
Other income	7,925	2,769	5,156	7,439
Total revenues	444,532	534,668	(90,136)	460,968
Operating expenses	(230,007)	(246,895)	16,888	(223,975)
Depreciation and amortization	(92,793)	(116,709)	23,916	(92,926)
General and administrative	(52,834)	(58,020)	5,186	(39,791)
Benefit (expense) from deferred compensation plan liability	11,245	(5,433)	16,678	(3,887)
Transaction related costs and other	(71)	(149)	78	(3,223)
Total expenses	(364,460)	(427,206)	62,746	(363,802)
Income from partially owned entities(2)	19,103	7,320	11,783	22,726
Loss from real estate fund investments	(183,463)	(167)	(183,296)	(90,302)
Interest and other investment (loss) income, net	(5,904)	5,045	(10,949)	5,889
(Loss) income from deferred compensation plan assets	(11,245)	5,433	(16,678)	3,887
Interest and debt expense	(58,842)	(102,463)	43,621	(59,683)
Net gains on disposition of wholly owned and partially owned assets	68,589	220,294	(151,705)	203,835
(Loss) income before income taxes	(91,690)	242,924	(334,614)	183,518
Income tax expense	(12,813)	(29,743)	16,930	(22,897)
(Loss) income from continuing operations	(104,503)	213,181	(317,684)	160,621
(Loss) income from discontinued operations	—	(137)	137	55
Net (loss) income	(104,503)	213,044	(317,547)	160,676
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	122,387	(6,820)	129,207	58,592
Operating Partnership	(390)	(12,202)	11,812	(13,518)
Net income attributable to Vornado	17,494	194,022	(176,528)	205,750
Preferred share dividends	(12,531)	(12,534)	3	(12,533)
Net income attributable to common shareholders	$4,963	$181,488	$(176,525)	$193,217

Capitalized expenditures:
Development payroll	$5,307	$4,590	$717	$3,341
Interest and debt expense	12,055	23,325	(11,270)	13,016
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

(2)	Beginning April 18, 2019, "income from partially owned entities" includes the previously consolidated properties contributed to Fifth Avenue and Times Square JV.

NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2020
	Total	New York	Other
Property rentals(1)	$355,060	$277,688	$77,372
Tenant expense reimbursements(1)	52,173	41,856	10,317
Amortization of acquired below-market leases, net	4,206	4,013	193
Straight-lining of rents	(10,165)	(8,824)	(1,341)
Total rental revenues	401,274	314,733	86,541
Fee and other income:
BMS cleaning fees	32,466	34,429	(1,963)
Management and leasing fees	2,867	2,874	(7)
Other income	7,925	3,579	4,346
Total revenues	444,532	355,615	88,917
Operating expenses	(230,007)	(183,031)	(46,976)
Depreciation and amortization	(92,793)	(69,898)	(22,895)
General and administrative	(52,834)	(17,457)	(35,377)
Benefit from deferred compensation plan liability	11,245	—	11,245
Transaction related costs and other	(71)	—	(71)
Total expenses	(364,460)	(270,386)	(94,074)
Income from partially owned entities	19,103	17,304	1,799
Loss from real estate fund investments	(183,463)	—	(183,463)
Interest and other investment (loss) income, net	(5,904)	151	(6,055)
Loss from deferred compensation plan assets	(11,245)	—	(11,245)
Interest and debt expense	(58,842)	(31,686)	(27,156)
Net gains on disposition of wholly owned and partially owned assets	68,589	—	68,589
(Loss) income before income taxes	(91,690)	70,998	(162,688)
Income tax expense	(12,813)	(1,315)	(11,498)
Net (loss) income	(104,503)	69,683	(174,186)
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	122,387	(2,457)	124,844
Net income attributable to Vornado Realty L.P.	17,884	$67,226	$(49,342)
Less net income attributable to noncontrolling interests in the Operating Partnership	(349)
Preferred unit distributions	(12,572)
Net income attributable to common shareholders	$4,963
For the three months ended March 31, 2019:
Net income attributable to Vornado Realty L.P.	$206,224	$82,790	$123,434
Net income attributable to common shareholders	$181,488
________________________________

(1)
"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31, 2020
	Total	New York(1)	Other
Total revenues	$444,532	$355,615	$88,917
Operating expenses	(230,007)	(183,031)	(46,976)
NOI - consolidated	214,525	172,584	41,941
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,493)	(8,433)	(7,060)
Add: NOI from partially owned entities	81,881	78,408	3,473
NOI at share	280,913	242,559	38,354
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	3,076	1,106	1,970
NOI at share - cash basis	$283,989	$243,665	$40,324

	For the Three Months Ended March 31, 2019
	Total	New York	Other
Total revenues	$534,668	$443,285	$91,383
Operating expenses	(246,895)	(198,095)	(48,800)
NOI - consolidated	287,773	245,190	42,583
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,403)	(11,407)	(5,996)
Add: NOI from partially owned entities	67,402	49,575	17,827
NOI at share	337,772	283,358	54,414
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(5,181)	(6,618)	1,437
NOI at share - cash basis	$332,591	$276,740	$55,851

	For the Three Months Ended December 31, 2019
	Total	New York(1)	Other
Total revenues	$460,968	$377,626	$83,342
Operating expenses	(223,975)	(184,231)	(39,744)
NOI - consolidated	236,993	193,395	43,598
Deduct: NOI attributable to noncontrolling interests in consolidated subsidiaries	(17,417)	(9,885)	(7,532)
Add: NOI from partially owned entities	85,990	82,774	3,216
NOI at share	305,566	266,284	39,282
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(6,590)	(8,577)	1,987
NOI at share - cash basis	$298,976	$257,707	$41,269
________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.
See Appendix page vii for details of NOI at share components.

NET OPERATING INCOME AT SHARE BY SUBSEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2019
	2020	2019
NOI at share:
New York:
Office(1)	$183,205	$183,540	$183,925
Retail(1)	52,018	88,267	59,728
Residential	6,200	6,045	5,835
Alexander's Inc ("Alexander's")	10,492	11,322	10,626
Hotel Pennsylvania(2)	(9,356)	(5,816)	6,170
Total New York	242,559	283,358	266,284

Other:
theMART	21,113	23,523	22,712
555 California Street	15,231	14,501	14,533
Other investments(3)	2,010	16,390	2,037
Total Other	38,354	54,414	39,282

NOI at share	$280,913	$337,772	$305,566

NOI at share - cash basis:
New York:
Office(1)	$187,035	$184,370	$180,762
Retail(1)	49,041	80,936	54,357
Residential	5,859	5,771	5,763
Alexander's	11,094	11,527	10,773
Hotel Pennsylvania(2)	(9,364)	(5,864)	6,052
Total New York	243,665	276,740	257,707

Other:
theMART	22,705	24,912	24,646
555 California Street	15,435	14,745	14,491
Other investments(3)	2,184	16,194	2,132
Total Other	40,324	55,851	41,269

NOI at share - cash basis	$283,989	$332,591	$298,976
________________________________

(1)	Reflects the transfer of 45.4% of common equity in the properties contributed to the Fifth Avenue and Times Square JV on April 18, 2019.

(2)
The decreases in NOI at share and NOI at share - cash basis were primarily due to seasonality of operations and the effects of the COVID-19 pandemic. The Hotel Pennsylvania was temporarily closed commencing on April 1, 2020 as result of the pandemic.

(3)
The three months ended March 31, 2019 includes our share of PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020) and Urban Edge Properties (sold on March 4, 2019).

SAME STORE NOI AT SHARE AND NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York(2)	theMART(3)	555 California Street
Same store NOI at share % (decrease) increase(1):
Three months ended March 31, 2020 compared to March 31, 2019	(2.5)%	(1.9)%	(13.3)%	5.6%
Three months ended March 31, 2020 compared to December 31, 2019	(8.2)%	(9.0)%	(8.2)%	5.1%

Same store NOI at share - cash basis % (decrease) increase(1):
Three months ended March 31, 2020 compared to March 31, 2019	(1.5)%	(0.7)%	(11.8)%	3.7%
Three months ended March 31, 2020 compared to December 31, 2019	(7.0)%	(7.6)%	(9.0)%	5.8%
________________________________

(1)	See pages viii through xi in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.

(2)	As a result of the COVID-19 pandemic, we have temporarily closed the Hotel Pennsylvania.
	Excluding the Hotel Pennsylvania, same store NOI at share % decrease:
	Three months ended March 31, 2020 compared to March 31, 2019	(0.3)%
	Three months ended March 31, 2020 compared to December 31, 2019	(2.7)%

	Excluding the Hotel Pennsylvania, same store NOI at share - cash basis % increase (decrease):
	Three months ended March 31, 2020 compared to March 31, 2019	0.9%
	Three months ended March 31, 2020 compared to December 31, 2019	(1.0)%

(3)	The decrease is primarily due to the cancellation of trade shows resulting from the COVID-19 pandemic.
	Excluding trade shows, same store NOI at share % increase (decrease):
	Three months ended March 31, 2020 compared to March 31, 2019	1.1%
	Three months ended March 31, 2020 compared to December 31, 2019	(2.8)%

	Excluding trade shows, same store NOI at share - cash basis % increase (decrease):
	Three months ended March 31, 2020 compared to March 31, 2019	2.0%
	Three months ended March 31, 2020 compared to December 31, 2019	(4.0)%

NOI AT SHARE BY REGION (unaudited)

	For the Three Months Ended March 31,
	2020	2019
Region:
New York City metropolitan area	87%	88%
Chicago, IL	8%	7%
San Francisco, CA	5%	5%
	100%	100%

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	March 31, 2020	December 31, 2019
ASSETS
Real estate, at cost:
Land	$2,589,800	$2,591,261	$(1,461)
Buildings and improvements	7,946,523	7,953,163	(6,640)
Development costs and construction in progress	1,532,828	1,490,614	42,214
Moynihan Train Hall development expenditures	972,199	914,960	57,239
Leasehold improvements and equipment	126,910	124,014	2,896
Total	13,168,260	13,074,012	94,248
Less accumulated depreciation and amortization	(3,049,609)	(3,015,958)	(33,651)
Real estate, net	10,118,651	10,058,054	60,597
Right-of-use assets	378,257	379,546	(1,289)
Cash and cash equivalents	1,586,738	1,515,012	71,726
Restricted cash	80,570	92,119	(11,549)
Marketable securities	—	33,313	(33,313)
Tenant and other receivables	115,795	95,733	20,062
Investments in partially owned entities	3,970,791	3,999,165	(28,374)
Real estate fund investments	45,129	222,649	(177,520)
220 Central Park South condominium units ready for sale	393,417	408,918	(15,501)
Receivable arising from the straight-lining of rents	731,807	742,206	(10,399)
Deferred leasing costs, net	353,467	353,986	(519)
Identified intangible assets, net	29,123	30,965	(1,842)
Other assets	405,914	355,347	50,567
Total Assets	$18,209,659	$18,287,013	$(77,354)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$5,643,707	$5,639,897	$3,810
Senior unsecured notes, net	446,076	445,872	204
Unsecured term loan, net	795,974	745,840	50,134
Unsecured revolving credit facilities	1,075,000	575,000	500,000
Lease liabilities	497,531	498,254	(723)
Moynihan Train Hall obligation	972,199	914,960	57,239
Special dividend/distribution payable	—	398,292	(398,292)
Accounts payable and accrued expenses	407,598	440,049	(32,451)
Deferred revenue	54,992	59,429	(4,437)
Deferred compensation plan	90,888	103,773	(12,885)
Other liabilities	308,683	265,754	42,929
Total liabilities	10,292,648	10,087,120	205,528
Redeemable noncontrolling interests	623,799	888,915	(265,116)
Shareholders' equity	6,837,027	6,732,030	104,997
Noncontrolling interests in consolidated subsidiaries	456,185	578,948	(122,763)
Total liabilities, redeemable noncontrolling interests and equity	$18,209,659	$18,287,013	$(77,354)

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	theMART
Three Months Ended March 31, 2020
Total square feet leased	311	15	231	6
Our share of square feet leased:	297	13	231	4
Initial rent(1)	$90.47	$416.36	$47.31	$117.00
Weighted average lease term (years)	6.6	9.7	10.3	1.4
Second generation relet space:
Square feet	275	9	228	4
GAAP basis:
Straight-line rent(2)	$88.96	$476.94	$44.52	$118.03
Prior straight-line rent	$91.98	$210.48	$43.41	$81.70
Percentage (decrease) increase	(3.3)%	126.6%	2.6%	44.5%
Cash basis (non-GAAP):
Initial rent(1)	$89.22	$469.99	$47.05	$117.00
Prior escalated rent	$88.55	$229.66	$47.62	$90.24
Percentage increase (decrease)	0.8%	104.6%	(1.2)%	29.7%
Tenant improvements and leasing commissions:
Per square foot	$77.14	$467.30	$45.72	$4.08
Per square foot per annum	$11.69	$48.18	$4.44	$2.91
Percentage of initial rent	12.9%	11.6%	9.4%	2.5%
________________________________

(1)
Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.

(2)	Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Month to Month	47,000		$2,913,000	$61.98	0.3%

	Second Quarter 2020	135,000		10,382,000	76.90	0.9%
	Third Quarter 2020	186,000		16,150,000	86.83	1.4%
	Fourth Quarter 2020	142,000		9,333,000	65.73	0.8%
	Total 2020	463,000		35,865,000	77.46	3.1%
	First Quarter 2021	379,000		25,803,000	68.08	2.3%
	Remaining 2021	788,000		59,112,000	75.02	5.3%
	2022	661,000		43,876,000	66.38	3.9%
	2023	1,888,000		165,105,000	87.45	14.8%
	2024	1,446,000		120,995,000	83.68	10.8%
	2025	837,000	(2)	66,163,000	79.05	5.9%
	2026	1,212,000		93,632,000	77.25	8.4%
	2027	1,103,000		81,091,000	73.52	7.3%
	2028	886,000		61,871,000	69.83	5.5%
	2029	679,000		55,427,000	81.63	5.0%
	2030	785,000		55,661,000	70.91	5.0%
	Thereafter	3,666,000		249,819,000	68.14	22.4%

Retail:	Month to Month	27,000		$3,250,000	$120.37	1.1%

	Second Quarter 2020	5,000		1,551,000	310.20	0.5%
	Third Quarter 2020	7,000		2,351,000	335.86	0.8%
	Fourth Quarter 2020	30,000		7,503,000	250.10	2.5%
	Total 2020	42,000		11,405,000	271.57	3.8%
	First Quarter 2021	33,000		8,692,000	263.39	2.8%
	Remaining 2021	76,000		7,190,000	94.61	2.3%
	2022	25,000		6,831,000	273.24	2.2%
	2023	141,000		32,239,000	228.65	10.5%
	2024	205,000		47,000,000	229.27	15.3%
	2025	37,000		12,234,000	330.65	4.0%
	2026	71,000		26,269,000	369.99	8.6%
	2027	30,000		20,729,000	690.97	6.8%
	2028	25,000		12,763,000	510.52	4.2%
	2029	201,000		39,714,000	197.58	13.0%
	2030	161,000		21,265,000	132.08	6.9%
	Thereafter	296,000		56,640,000	191.35	18.5%
________________________________

(1)	Excludes storage, vacancy and other.

(2)	Assumes U.S. Post Office exercises lease renewal options at 909 Third Avenue for which the annual escalated rent is $13.51 per square foot on their 492,000 square feet space.

LEASE EXPIRATIONS (unaudited) theMART

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Showroom / Retail:	Month to Month	17,000	$1,103,000	$64.88	0.7%

	Second Quarter 2020	26,000	1,462,000	56.23	0.9%
	Third Quarter 2020	25,000	1,541,000	61.64	0.9%
	Fourth Quarter 2020	49,000	2,524,000	51.51	1.5%
	Total 2020	100,000	5,527,000	55.27	3.3%
	First Quarter 2021	61,000	2,731,000	44.77	1.7%
	Remaining 2021	251,000	12,431,000	49.53	7.6%
	2022	466,000	23,299,000	50.00	14.3%
	2023	296,000	15,313,000	51.73	9.4%
	2024	337,000	16,913,000	50.19	10.4%
	2025	328,000	17,578,000	53.59	10.8%
	2026	295,000	14,549,000	49.32	8.9%
	2027	147,000	7,287,000	49.57	4.5%
	2028	642,000	28,336,000	44.14	17.4%
	2029	73,000	3,466,000	47.48	2.1%
	2030	5,000	313,000	62.60	0.2%
	Thereafter	317,000	14,267,000	45.01	8.7%
________________________________
(1)    Excludes storage, vacancy and other.

LEASE EXPIRATIONS (unaudited) 555 California Street

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Weighted Average Annual Rent of Expiring Leases		Percentage of Annualized Escalated Rent
			Total	Per Sq. Ft.
Office / Retail:	Month to Month	—	$—	$—	0.0%

	Second Quarter 2020	5,000	499,000	99.80	0.5%
	Third Quarter 2020	3,000	273,000	91.00	0.3%
	Fourth Quarter 2020	7,000	669,000	95.57	0.7%
	Total 2020	15,000	1,441,000	96.13	1.4%
	First Quarter 2021	1,000	95,000	95.00	0.1%
	Remaining 2021	79,000	6,061,000	76.72	6.0%
	2022	36,000	2,965,000	82.36	2.9%
	2023	133,000	10,018,000	75.32	9.8%
	2024	51,000	4,949,000	97.04	4.8%
	2025	432,000	33,857,000	78.37	33.3%
	2026	140,000	11,126,000	79.47	10.9%
	2027	69,000	6,061,000	87.84	6.0%
	2028	20,000	1,545,000	77.25	1.5%
	2029	74,000	7,029,000	94.99	6.9%
	2030	110,000	10,443,000	94.94	10.3%
	Thereafter	84,000	6,227,000	74.13	6.1%
________________________________
(1)    Excludes storage, vacancy and other.

TRAILING TWELVE MONTH PRO-FORMA CASH NET OPERATING INCOME AT SHARE (unaudited)
(Amounts in thousands)

	For the Trailing Twelve Months Ended March 31, 2020					For the Trailing Twelve Months Ended December 31, 2019
		Adjustment for Transfer of 45.4% Interest in Fifth Avenue and Times Square JV(1)
	NOI at Share - Cash Basis		Adjustments		Pro Forma NOI at Share - Cash Basis	Pro Forma NOI at Share - Cash Basis
Office:
New York	$721,399	$(968)	$(31,195)	(2)	$689,236	$678,184
theMART	105,923	—	—		105,923	108,130
555 California Street	60,846	—	—		60,846	60,156
Total Office	888,168	(968)	(31,195)		856,005	846,470
New York - Retail	235,760	(4,171)	(15,483)	(3)	216,106	219,669
New York - Residential	21,982	—	—		21,982	21,894
	$1,145,910	$(5,139)	$(46,678)		$1,094,093	$1,088,033
________________________________

(1)	Adjusts April 1, 2019 through April 18, 2019 to reflect new ownership interests in the properties contributed to Fifth Avenue and Times Square JV.

(2)	Adjustment to deduct $27,969 of BMS NOI and $3,226 of 330 Madison Avenue NOI (sold on July 11, 2019).

(3)	Adjusting for Topshop at 608 Fifth Avenue and 478-486 Broadway, the sale of 3040 M Street and Forever 21 rent reduction at 1540 Broadway.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
			As of March 31, 2020
Debt (contractual balances) (non-GAAP):
Consolidated debt (1):
Mortgages payable			$5,670,928
Senior unsecured notes			450,000
$800 Million unsecured term loan			800,000
$2.75 Billion unsecured revolving credit facilities			1,075,000
			7,995,928
Pro rata share of debt of non-consolidated entities(2)			2,851,605
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(484,298)
			10,363,235	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
5.00% preferred unit (D-16) (1 unit @ $1,000,000 per unit)			1,000
3.25% preferred units (D-17) (141,400 units @ $25 per unit)			3,535
5.70% Series K preferred shares	12,000	$25.00	300,000
5.40% Series L preferred shares	12,000	25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
			924,035	(B)

	Converted Shares	March 31, 2020 Common Share Price
Equity:
Common shares	191,116	$36.21	6,920,310
Class A units	12,387	36.21	448,533
Convertible share equivalents:
Equity awards - unit equivalents	1,362	36.21	49,318
D-13 preferred units	1,289	36.21	46,675
G1-G4 units	96	36.21	3,476
Series A preferred shares	30	36.21	1,086
			7,469,398	(C)
Total Market Capitalization (A+B+C)			$18,756,668
________________________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.

(2)
Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

COMMON SHARES DATA (NYSE: VNO) (unaudited)

Vornado Realty Trust common shares are traded on the New York Stock Exchange ("NYSE") under the symbol VNO. Below is a summary of performance and dividends for VNO common shares (based on NYSE prices):

	First Quarter 2020	Fourth Quarter 2019		Third Quarter 2019	Second Quarter 2019
High price	$68.68	$67.95		$66.72	$70.45
Low price	$27.64	$61.78		$58.60	$62.87
Closing price - end of quarter	$36.21	$66.50		$63.67	$64.10

Annualized quarterly dividend per share	$2.64	$2.64		$2.64	$2.64
Special dividend	—	1.95	(1)	—	—
Total	$2.64	$4.59		$2.64	$2.64

Annualized dividend yield - on closing price:
Quarterly dividends	7.3%	4.0%		4.1%	4.1%
Total	7.3%	6.9%		4.1%	4.1%

Outstanding shares, Class A units and convertible preferred units as converted (in thousands)	206,280	205,076		205,024	205,011

Closing market value of outstanding shares, Class A units and convertible preferred units as converted	$7.5 Billion	$13.6 Billion		$13.1 Billion	$13.1 Billion
________________________________

(1)	On December 18, 2019, Vornado's Board of Trustees declared a special dividend of $1.95 per share to common shareholders of record on December 30, 2019.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
	As of March 31, 2020
	Total		Variable		Fixed
(Contractual debt balances) (non-GAAP)	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(1)	$7,995,928	3.22%	$2,196,562	2.32%	$5,799,366	3.57%
Pro rata share of debt of non-consolidated entities(2)	2,851,605	3.29%	1,490,518	2.70%	1,361,087	3.93%
Total	10,847,533	3.24%	3,687,080	2.47%	7,160,453	3.63%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(484,298)		(35,433)		(448,865)
Company's pro rata share of total debt	$10,363,235	3.21%	$3,651,647	2.47%	$6,711,588	3.61%

Debt Covenant Ratios:(3)	Senior Unsecured Notes due 2025		Unsecured Revolving Credit Facilities and Unsecured Term Loan

	Required	Actual	Required	Actual
Total outstanding debt/total assets(4)	Less than 65%	45%	Less than 60%	32%
Secured debt/total assets	Less than 50%	31%	Less than 50%	24%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.42		N/A
Fixed charge coverage		N/A	Greater than 1.40	2.73
Unencumbered assets/unsecured debt	Greater than 150%	408%		N/A
Unsecured debt/cap value of unencumbered assets		N/A	Less than 60%	15%
Unencumbered coverage ratio		N/A	Greater than 1.50	6.64

Unencumbered EBITDA (non-GAAP):(4)	Q1 2020
Annualized
New York	$207,880
Other	20,480
Total	$228,360
________________________________

(1)	See reconciliation of consolidated debt, net (GAAP) to contractual debt (non-GAAP) on page xii in the Appendix.

(2)
Our pro rata share of debt of non-consolidated entities is net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(3)
Our debt covenant ratios are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.

(4)
Total assets include EBITDA (as defined) capped at 7.0% under the terms of the senior unsecured notes due 2025 and 6.0% under the terms of the unsecured revolving credit facilities and unsecured term loan.

DEBT MATURITIES (CONTRACTUAL BALANCES) (NON-GAAP) (unaudited)
(Amounts in thousands)
Property	Maturity Date (1)	Spread over LIBOR	Interest Rate		2020	2021	2022	2023	2024	Thereafter	Total
PENN11	12/20		3.95%		$450,000	$—	$—	$—	$—	$—	$450,000
Borgata Land	02/21		5.14%		—	53,152	—	—	—	—	53,152
770 Broadway	03/21		2.56%	(2)	—	700,000	—	—	—	—	700,000
909 Third Avenue	05/21		3.91%		—	350,000	—	—	—	—	350,000
555 California Street	09/21		5.10%		—	546,214	—	—	—	—	546,214
theMART	09/21		2.70%		—	675,000	—	—	—	—	675,000
1290 Avenue of the Americas	11/22		3.34%		—	—	950,000	—	—	—	950,000
$1.25 Billion unsecured revolving credit facility	01/23	L+100	—%		—	—	—	—	—	—	—
$800 Million unsecured term loan	02/24		3.75%	(3)	—	—	—	—	800,000	—	800,000
435 Seventh Avenue - retail	02/24	L+130	2.68%		—	—	—	—	95,696	—	95,696
$1.5 Billion unsecured revolving credit facility	03/24	L+90	1.78%		—	—	—	—	1,075,000	—	1,075,000
150 West 34th Street	05/24	L+188	2.88%		—	—	—	—	205,000	—	205,000
606 Broadway	09/24	L+180	2.66%		—	—	—	—	70,866	—	70,866
33-00 Northern Boulevard	01/25		4.14%	(4)	—	—	—	—	—	100,000	100,000
Senior unsecured notes due 2025	01/25		3.50%		—	—	—	—	—	450,000	450,000
4 Union Square South - retail	08/25	L+140	2.98%		—	—	—	—	—	120,000	120,000
888 Seventh Avenue	12/25		3.25%	(5)	—	—	—	—	—	375,000	375,000
100 West 33rd Street - office and retail	04/26	L+155	2.93%		—	—	—	—	—	580,000	580,000
350 Park Avenue	01/27		3.92%		—	—	—	—	—	400,000	400,000
					$450,000	$2,324,366	$950,000	$—	$2,246,562	$2,025,000	$7,995,928

Weighted average rate					3.95%	3.46%	3.34%	—%	2.65%	3.37%	3.22%

Fixed rate debt					$450,000	$2,324,366	$950,000	$—	$750,000	$1,325,000	$5,799,366
Fixed weighted average rate expiring					3.95%	3.46%	3.34%	—%	3.87%	3.60%	3.57%
Floating rate debt					$—	$—	$—	$—	$1,496,562	$700,000	$2,196,562
Floating weighted average rate expiring					—%	—%	—%	—%	2.03%	2.94%	2.32%
________________________________

(1)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(2)	Pursuant to an existing swap agreement, the loan bears interest at 2.56% through September 2020. The rate was swapped from LIBOR plus 1.75% (2.76% as of March 31, 2020).

(3)
Pursuant to an existing swap agreement, $750,000 of the loan bears interest at a fixed rate of 3.87% through October 2023, and the balance of $50,000 floats at a rate of LIBOR plus 1.00% (1.94% as of March 31, 2020). The entire $800,000 will float thereafter for the duration of the loan.

(4)	Pursuant to an existing swap agreement, the loan bears interest at 4.14% through January 2025. The rate was swapped from LIBOR plus 1.80% (2.81% as of March 31, 2020).

(5)	Pursuant to an existing swap agreement, the loan bears interest at 3.25% through December 2020. The rate was swapped from LIBOR plus 1.70% (2.62% as of March 31, 2020).

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
Joint Venture Name	Asset Category	Percentage Ownership at March 31, 2020	Company's Carrying Amount		Company's Pro rata Share of Debt(1)		100% of Joint Venture Debt(1)	Maturity Date(2)	Spread over LIBOR	Interest Rate
Fifth Avenue and Times Square JV	Retail/Office	51.5%	$3,272,854		$461,461		$950,000	Various	Various	Various

Alexander's	Office/Retail	32.4%	92,767		363,056	(3)	1,120,544	Various	Various	Various

Partially owned office buildings/land:
One Park Avenue	Office/Retail	55.0%	139,236		165,000		300,000	03/21	L+175	2.76%
650 Madison Avenue	Office/Retail	20.1%	101,218		161,024		800,000	12/29	N/A	3.49%
280 Park Avenue	Office/Retail	50.0%	99,233		600,000		1,200,000	09/24	L+173	2.74%
512 West 22nd Street	Office	55.0%	60,325		61,382		111,604	06/24	L+200	2.86%
West 57th Street properties	Office/Retail/Land	50.0%	43,223		10,000		20,000	12/22	L+160	3.18%
825 Seventh Avenue	Office	50.0%	9,851		16,568		33,136	07/23	L+165	3.28%
61 Ninth Avenue	Office/Retail	45.1%	3,700		75,543		167,500	01/26	L+135	2.22%
Other	Office/Retail	Various	4,099		17,465		50,150	Various	Various	Various

Other equity method investments:
Independence Plaza	Residential/Retail	50.1%	65,385		338,175		675,000	07/25	N/A	4.25%
Rosslyn Plaza	Office/Residential	43.7% to 50.4%	31,925		19,465		38,613	06/22	L+195	3.53%
Other	Various	Various	46,975		91,591		576,200	Various	Various	Various
			$3,970,791		$2,380,730		$6,042,747

7 West 34th Street	Office/Retail	53.0%	(53,951)	(4)	159,000		300,000	06/26	N/A	3.65%
85 Tenth Avenue	Office/Retail	49.9%	(7,366)	(4)	311,875		625,000	12/26	N/A	4.55%
			$(61,317)		$470,875		$925,000
________________________________

(1)
Represents the contractual debt obligations. All amounts are non-recourse to us except the $300,000 mortgage loan on 7 West 34th Street and the $500,000 mortgage loan on 640 Fifth Avenue, included in Fifth Avenue and Times Square JV.

(2)	Represents the extended maturity for certain loans in which we have the unilateral right to extend.

(3)
Net of our $16,200 share of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

(4)	Our negative basis results from distributions in excess of our investment.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)

	Percentage Ownership at March 31, 2020	Our Share of Net Income (Loss) for the Three Months Ended March 31,		Our Share of NOI (non-GAAP) for the Three Months Ended March 31,
		2020	2019	2020	2019
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1):
Equity in net income	51.5%	$5,496	$—	$33,214	$—
Return on preferred equity, net of our share of the expense		9,166	—	—	—
		14,662	—	33,214	—
One Park Avenue	55.0%	1,852	1,657	4,976	5,293
Alexander's	32.4%	1,416	5,717	10,492	11,322
7 West 34th Street	53.0%	1,023	1,027	3,553	3,526
85 Tenth Avenue	49.9%	(990)	(179)	4,813	5,147
280 Park Avenue	50.0%	(827)	(1,838)	8,756	9,548
61 Ninth Avenue	45.1%	800	122	1,969	1,013
650 Madison Avenue	20.1%	(372)	(1,154)	2,834	2,458
West 57th Street properties	50.0%	(235)	(100)	89	258
Independence Plaza	50.1%	165	114	5,739	6,899
512 West 22nd Street	55.0%	62	(42)	985	726
330 Madison Avenue(2)	N/A	—	581	—	2,639
Other, net	Various	(252)	(500)	988	746
		17,304	5,405	78,408	49,575

Other:
Alexander's corporate fee income	32.4%	1,260	1,057	670	476
Rosslyn Plaza	43.7% to 50.4%	164	134	1,284	1,336
UE(3)	N/A	—	773	—	4,902
PREIT(4)	N/A	—	51	—	9,824
Other, net	Various	375	(100)	1,519	1,289
		1,799	1,915	3,473	17,827

Total		$19,103	$7,320	$81,881	$67,402
________________________________

(1)	Entered into on April 18, 2019.

(2)	Sold on July 11, 2019.

(3)	Sold on March 4, 2019.

(4)
On March 12, 2019, we converted all of our PREIT operating partnership units into common shares and began accounting for our investment as a marketable security and on January 23, 2020, we sold all of our common shares.

PENN DISTRICT
ACTIVE DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF MARCH 31, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.							Projected Incremental Cash Yield
Active Penn District Projects	Segment		Budget(1)		Amount Expended	Remainder to be Expended		Stabilization Year
Farley (95% interest)	New York	844,000	1,030,000	(2)	650,506	379,494		2022	7.4%
PENN2 - as expanded(3)	New York	1,795,000	750,000		52,911	697,089		2024	8.4%
PENN1(4)	New York	2,546,000	325,000		95,919	229,081		N/A	13.5%(4)(5)
Districtwide Improvements	New York	N/A	100,000		7,360	92,640		N/A	N/A
Total Active Penn District Projects			2,205,000		806,696	1,398,304	(6)		8.3%
________________________________

(1)	Excluding debt and equity carry.

(2)	Net of anticipated historic tax credits.

(3)	PENN2 (including signage) estimated impact on cash basis NOI and FFO of square feet taken out of service:

	2020	2021	2022
Square feet out of service at end of year	1,140,000	1,190,000	1,200,000
Year-over-year reduction in Cash Basis NOI(i)	(25,000)	(14,000)	—
Year-over-year reduction in FFO(ii)	(19,000)	—	—
________________________________
(i) After capitalization of real estate taxes and operating expenses on space out of service.
(ii) Net of capitalized interest on space out of service under redevelopment.

(4) Property is ground leased through 2098, as fully extended. Fair market value resets occur in 2023, 2048 and 2073. The 13.5% projected return is before the ground rent reset in 2023, which may be material.
(5) Achieved as existing leases roll; average remaining lease term 4.9 years.
(6) Expected to be funded from 220 CPS net sales proceeds and existing cash.

There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

OTHER DEVELOPMENT/REDEVELOPMENT SUMMARY - AS OF MARCH 31, 2020 (unaudited)
(Amounts in thousands of dollars, except square feet)
		Property Rentable Sq. Ft.					Stabilization Year
Other Active Projects	Segment		Budget	Amount Expended		Remainder to be Expended
220 CPS - residential condominiums	Other	397,000	1,450,000	1,395,000	(1)	55,000	N/A
345 Montgomery Street (555 California Street) (70% interest)	Other	78,000	46,000	36,526		9,474	2021
825 Seventh Avenue - office (50% interest)	New York	165,000	15,000	11,955		3,045	2021
Total Other Projects			1,511,000	1,443,481		67,519

Future Opportunities	Segment	Property Zoning Sq. Ft.
Penn District - multiple opportunities - office/residential/retail	New York
Hotel Pennsylvania	New York	2,052,000
260 Eleventh Avenue - office(2)	New York	280,000

Undeveloped Land
29, 31, 33 West 57th Street (50% interest)	New York	150,000
484, 486 Eighth Avenue and 265, 267 West 34th Street	New York	125,000
527 West Kinzie, Chicago	Other	330,000
Rego Park III (32.4% interest)	New York
Total undeveloped land		605,000
____________________

(1)	Excludes land and acquisition costs of 515,426.

(2)	The building is subject to a ground lease which expires in 2114.

There can be no assurance that the above projects will be completed, completed on schedule or within budget.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
CONSOLIDATED
(Amounts in thousands)
	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$20,743	$93,226	$92,386
Tenant improvements	20,223	98,261	100,191
Leasing commissions	11,137	18,229	33,254
Recurring tenant improvements, leasing commissions and other capital expenditures	52,103	209,716	225,831
Non-recurring capital expenditures	6,753	30,374	43,135
Total capital expenditures and leasing commissions	$58,856	$240,090	$268,966

	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$69,540	$265,455	$18,995	(1)
220 CPS	29,331	181,177	295,827
PENN1	28,024	51,168	8,856
PENN2	20,507	28,719	16,288
345 Montgomery Street	6,798	29,441	18,187
Other	15,645	93,096	60,033
	$169,845	$649,056	$418,186
________________________________

(1)	Includes amounts paid for development from October 30, 2018, the date of consolidation of the Farley Office and Retail Building.

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
NEW YORK SEGMENT
(Amounts in thousands)

	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$18,012	$80,416	$70,954
Tenant improvements	17,316	84,870	76,187
Leasing commissions	7,237	16,316	29,435
Recurring tenant improvements, leasing commissions and other capital expenditures	42,565	181,602	176,576
Non-recurring capital expenditures	6,748	28,269	31,381
Total capital expenditures and leasing commissions	$49,313	$209,871	$207,957

	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Farley Office and Retail Building	$69,540	$265,455	$18,995	(1)
PENN1	28,024	51,168	8,856
PENN2	20,507	28,719	16,288
Other	14,721	86,593	44,976
	$132,792	$431,935	$89,115
________________________________

(1)	Includes amounts paid for development from October 30, 2018, the date of consolidation of the Farley Office and Retail Building.

CAPITAL EXPENDITURES,TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
theMART
(Amounts in thousands)
	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$1,923	$9,566	$13,282
Tenant improvements	776	9,244	15,106
Leasing commissions	3,153	827	459
Recurring tenant improvements, leasing commissions and other capital expenditures	5,852	19,637	28,847
Non-recurring capital expenditures	5	332	260
Total capital expenditures and leasing commissions	$5,857	$19,969	$29,107

	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
Common area enhancements	$439	$476	$51
Other	137	1,846	10,739
	$576	$2,322	$10,790

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
555 CALIFORNIA STREET
(Amounts in thousands)

	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for capital expenditures:
Expenditures to maintain assets	$808	$3,244	$8,150
Tenant improvements	2,131	4,147	8,898
Leasing commissions	747	1,086	3,360
Recurring tenant improvements, leasing commissions and other capital expenditures	3,686	8,477	20,408
Non-recurring capital expenditures	—	1,773	11,494
Total capital expenditures and leasing commissions	$3,686	$10,250	$31,902

	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
345 Montgomery Street	$6,798	$29,441	$18,187
Other	—	3,896	445
	$6,798	$33,337	$18,632

CAPITAL EXPENDITURES, TENANT IMPROVEMENTS AND LEASING COMMISSIONS (unaudited)
OTHER
(Amounts in thousands)

	Three Months Ended	Year Ended December 31,
	March 31, 2020	2019	2018
Amounts paid for development and redevelopment expenditures:
220 CPS	$29,331	$181,177	$295,827
Other	348	285	3,822
	$29,679	$181,462	$299,649

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,667	17,603	1,475	15,945	—	183	—
Retail	2,713	2,242	412	—	1,830	—	—
Residential - 1,678 units	1,526	793	—	—	—	—	793
Alexander's (32.4% interest), including 312 residential units	2,449	793	70	290	350	—	83
Hotel Pennsylvania	1,400	1,400	—	—	—	—	1,400
	28,755	22,831	1,957	16,235	2,180	183	2,276

Other:
theMART	3,900	3,891	75	2,045	105	1,317	349
555 California Street (70% interest)	1,819	1,273	55	1,185	33	—	—
Other	2,837	1,338	140	212	875	—	111
	8,556	6,502	270	3,442	1,013	1,317	460

Total square feet at March 31, 2020	37,311	29,333	2,227	19,677	3,193	1,500	2,736

Total square feet at December 31, 2019	37,310	29,332	2,146	19,744	3,205	1,501	2,736

Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,669	10	4,875
theMART	558	4	1,637
555 California Street	168	1	453
Rosslyn Plaza	411	4	1,094
Total at March 31, 2020	2,806	19	8,059

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share(1)	Annualized Revenues At Share (non-GAAP)(1)	% of Annualized Revenues At Share (non-GAAP)(2)
Facebook	757,653	$77,530	3.6%
IPG and affiliates	967,552	65,520	3.0%
Bloomberg L.P.	303,147	39,026	1.8%
Google/Motorola Mobility (guaranteed by Google)	728,483	36,031	1.7%
Equitable	336,646	34,964	1.6%
Verizon Media Group	327,138	31,920	1.5%
Swatch Group USA(3)	14,950	29,697	1.4%
Amazon (including its Whole Foods subsidiary)	310,272	28,855	1.3%
LVMH Brands	77,585	26,623	1.2%
The City of New York	563,545	25,233	1.2%
Neuberger Berman Group LLC	306,611	24,843	1.1%
AMC Networks, Inc.	326,061	23,609	1.1%
Madison Square Garden & Affiliates	348,740	22,881	1.1%
JCPenney	426,370	22,707	1.0%
Bank of America	247,460	22,675	1.0%
Macy's	366,876	21,880	1.0%
New York University	347,948	20,624	1.0%
PwC	241,196	17,731	0.8%
Victoria's Secret (guaranteed by L Brands, Inc.)(3)	33,164	17,675	0.8%
Ziff Brothers Investments, Inc.	147,476	16,049	0.7%
U.S. Government	578,711	14,477	0.7%
Apple	220,229	13,214	0.6%
Fast Retailing (Uniqlo)(3)	47,181	13,179	0.6%
Cushman & Wakefield	127,314	12,878	0.6%
Citadel	119,421	11,942	0.6%
New York & Company, Inc.	193,140	11,074	0.5%
Hollister(3)	11,306	11,065	0.5%
Foot Locker	149,987	10,719	0.5%
Forest Laboratories	168,673	10,638	0.5%
Kirkland & Ellis LLP	106,752	10,527	0.5%
			33.5%
________________________________

(1)	Includes leases not yet commenced.

(2)	See reconciliation of our annualized revenue at share on page xii in the Appendix.

(3)	Tenant annualized revenues adjusted to reflect the transfer of the 45.4% interest in Fifth Avenue and Times Square JV.

OCCUPANCY (unaudited)

	New York	theMART	555 California Street
Occupancy rate at:
March 31, 2020	96.7%	91.9%	99.8%
December 31, 2019	96.7%	94.6%	99.8%
March 31, 2019	97.0%	94.9%	99.4%

RESIDENTIAL STATISTICS in service (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
March 31, 2020	1,990	954	96.1%	$3,919
December 31, 2019	1,991	955	97.0%	$3,889
March 31, 2019	1,995	959	96.7%	$3,821

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share	Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
Farley (95.0% interest)	$4,750	None	2116	None
260 Eleventh Avenue	4,191	None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
PENN1:
Land	2,500	2023	2098	Three 25-year renewal options at fair market value ("FMV").
Long Island Railroad Concourse	3,892	2023	2098
Three 25-year renewal options. Rent increases at a rate based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. The next rent increase occurs in 2028 and every ten years thereafter.

888 Seventh Avenue	3,350	2028	2067	Two 20-year renewal options at FMV.
Piers 92 & 94	2,000	2060	2110	Five 10-year renewal options. FMV resets upon exercise of first and fourth renewal options. Fixed rent increases every 5 years through initial term.
330 West 34th Street - 65.2% ground leased	1,906	2021	2149	Three 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600	2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666	None	2118	Rent resets every ten years to FMV.
Other:
Wayne Town Center	4,466	2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	328	None	2042	Fixed rent increases to $650 per annum in 2022 and to $750 per annum in 2032.
Unconsolidated:
61 Ninth Avenue (45.1% interest)	3,240	None	2115
Rent increases in April 2021 and every three-years thereafter based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.

Flushing (Alexander's) (32.4% interest)	259	2027	2037	One 10-year renewal option at 90% of FMV.

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
Penn District:
PENN1
(ground leased through 2098)**								Cisco, WSP USA, Symantec Corporation,
-Office	100.0%	90.5%	$69.71	2,274,000	2,105,000	169,000		United Healthcare Services, Inc., Siemens Mobility
-Retail	100.0%	86.0%	282.26	272,000	102,000	170,000		Bank of America, Shake Shack, Starbucks
	100.0%	90.4%	77.24	2,546,000	2,207,000	339,000	$—

PENN2
-Office	100.0%	100.0%	64.10	1,572,000	1,127,000	445,000		Madison Square Garden, EMC
-Retail	100.0%	100.0%	218.67	43,000	38,000	5,000		Chase Manhattan Bank
	100.0%	100.0%	69.21	1,615,000	1,165,000	450,000	575,000 (3)

PENN11
								Madison Square Garden, AMC Networks, Inc., Information Builders, Inc.*,
-Office	100.0%	100.0%	64.12	1,113,000	1,113,000	—		Apple*, Macy's
-Retail	100.0%	95.2%	138.43	40,000	40,000	—		PNC Bank National Association, Starbucks
	100.0%	99.8%	66.58	1,153,000	1,153,000	—	450,000

100 West 33rd Street
-Office	100.0%	100.0%	68.06	859,000	859,000	—	398,402	IPG and affiliates

Manhattan Mall
-Retail	100.0%	96.7%	130.90	256,000	256,000	—	181,598	JCPenney, Aeropostale, Express, Starbucks

330 West 34th Street
(65.2% ground leased through 2149)**								New York & Company, Inc., Structure Tone,
-Office	100.0%	100.0%	66.14	703,000	703,000	—		Deutsch, Inc., Web.com, Footlocker, Home Advisor, Inc.
-Retail	100.0%	34.5%	145.61	21,000	21,000	—		Starbucks
	100.0%	98.6%	66.71	724,000	724,000	—	50,150 (4)

435 Seventh Avenue
-Retail	100.0%	100.0%	70.43	43,000	43,000	—	95,696	Forever 21

7 West 34th Street
-Office	53.0%	100.0%	71.02	458,000	458,000	—		Amazon
-Retail	53.0%	89.3%	368.01	19,000	19,000	—		Amazon, Lindt, Naturalizer (guaranteed by Caleres)
	53.0%	99.6%	81.88	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	283.80	10,000	10,000	—	—

488 Eighth Avenue
-Retail	100.0%	—	—	6,000	—	6,000	—

138-142 West 32nd Street
-Retail	100.0%	100.0%	114.69	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	112.53	78,000	78,000	—	205,000	Old Navy

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Penn District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$101.14		3,000	3,000	—	$—

131-135 West 33rd Street
-Retail	100.0%	100.0%	55.08		23,000	23,000	—	—

Other (3 buildings)
-Retail	100.0%	84.8%	187.14		16,000	16,000	—	—

Total Penn District					7,817,000	7,022,000	795,000	2,255,846

Midtown East:
909 Third Avenue
(ground leased through 2063)**									IPG and affiliates, Forest Laboratories,
-Office	100.0%	98.6%	65.23	(5)	1,350,000	1,350,000	—	350,000	Geller & Company, Morrison Cohen LLP,
									United States Post Office, Thomson Reuters LLC, Sard Verbinnen

150 East 58th Street(6)
-Office	100.0%	97.1%	78.91		540,000	540,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	13.1%	17.86		3,000	3,000	—
	100.0%	96.7%	78.87		543,000	543,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	255.98		22,000	10,000	12,000	—	Orangetheory Fitness*, Casper, Santander Bank

966 Third Avenue
-Retail	100.0%	100.0%	107.94		7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	165.23		7,000	7,000	—	—	Wells Fargo

Total Midtown East					1,929,000	1,917,000	12,000	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**									Axon Capital LP, Lone Star US Acquisitions LLC,
-Office	100.0%	93.6%	92.72		870,000	870,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	310.75		15,000	15,000	—		Redeye Grill L.P.
	100.0%	93.6%	94.80		885,000	885,000	—	375,000

57th Street - 2 buildings
-Office	50.0%	64.0%	57.87		81,000	81,000	—
-Retail	50.0%	100.0%	140.71		22,000	22,000	—
	50.0%	70.0%	129.37		103,000	103,000	—	20,000

Total Midtown West					988,000	988,000	—	395,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property		In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Park Avenue:
280 Park Avenue									Cohen & Steers Inc., Franklin Templeton Co. LLC,
-Office	50.0%	97.4%	$104.18	1,234,000		1,234,000	—		PJT Partners, Investcorp International Inc., GIC Inc., Wells Fargo
-Retail	50.0%	100.0%	79.14	28,000		28,000	—		Scottrade Inc., Starbucks, Fasano Restaurant
	50.0%	97.4%	103.61	1,262,000		1,262,000	—	$1,200,000

350 Park Avenue									Kissinger Associates Inc., Ziff Brothers Investment Inc., Citadel*,
-Office	100.0%	97.2%	108.65	554,000		554,000	—		MFA Financial Inc., M&T Bank, Square Mile Capital Management*
-Retail	100.0%	100.0%	278.06	18,000		18,000	—		Fidelity Investments, AT&T Wireless, Valley National Bank
	100.0%	97.3%	113.99	572,000		572,000	—	400,000

Total Park Avenue				1,834,000		1,834,000	—	1,600,000
Grand Central:
90 Park Avenue									Alston & Bird, Capital One, PwC, MassMutual,
-Office	100.0%	99.3%	78.99	938,000		938,000	—		Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	72.8%	154.98	18,000		18,000	—		Citibank, Starbucks
	100.0%	98.8%	80.01	956,000		956,000	—	—

510 Fifth Avenue
-Retail	100.0%	100.0%	161.00	66,000		66,000	—	—	The North Face, Elie Tahari

Total Grand Central				1,022,000		1,022,000	—	—

Madison/Fifth:
640 Fifth Avenue									Fidelity Investments, Owl Creek Asset Management LP,
-Office	52.0%	95.6%	96.76	246,000		246,000	—		Avolon Aerospace, GCA Savvian Inc.
-Retail	52.0%	100.0%	939.34	69,000		69,000	—		Victoria's Secret (guaranteed by L Brands, Inc.), Dyson
	52.0%	96.2%	229.68	315,000		315,000	—	500,000

666 Fifth Avenue
-Retail	52.0%	100.0%	491.03	114,000	(7)	114,000	—	—	Fast Retailing (Uniqlo), Hollister, Tissot

595 Madison Avenue									Beauvais Carpets, Levin Capital Strategies LP,
-Office	100.0%	88.1%	87.00	297,000		297,000	—		Cosmetech Mably Int'l LLC.
-Retail	100.0%	83.9%	753.91	32,000		32,000	—		Fendi*, Berluti*
	100.0%	87.9%	127.90	329,000		329,000	—	—

650 Madison Avenue									Memorial Sloan Kettering Cancer Center, Sotheby's International Realty, Inc.,
-Office	20.1%	97.9%	115.42	564,000		564,000	—		Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	100.0%	988.39	37,000		37,000	—		Moncler USA Inc., Tod's, Celine, Domenico Vacca, Balmain*
	20.1%	98.0%	150.46	601,000		601,000	—	800,000

689 Fifth Avenue
-Office	52.0%	100.0%	95.56	81,000		81,000	—		Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	9.3%	3,612.89	17,000		17,000	—		MAC Cosmetics
	52.0%	85.3%	157.87	98,000		98,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	272.40	57,000		57,000	—	—	Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,040.13	26,000		26,000	—	450,000	Swatch Group USA, Harry Winston

Total Madison/Fifth				1,540,000		1,540,000	—	1,750,000

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	$100.00	1,077,000	1,077,000	—		Facebook, Verizon Media Group
-Retail	100.0%	92.0%	67.50	105,000	105,000	—		Bank of America N.A., Kmart Corporation
	100.0%	99.3%	97.50	1,182,000	1,182,000	—	$700,000

One Park Avenue								New York University, Clarins USA Inc.,
								BMG Rights Management, Robert A.M. Stern Architect,
-Office	55.0%	100.0%	59.95	865,000	865,000	—		automotiveMastermind
-Retail	55.0%	100.0%	85.53	78,000	78,000	—		Bank of Baroda, Citibank, Equinox, Men's Wearhouse
	55.0%	100.0%	62.03	943,000	943,000	—	300,000

4 Union Square South
-Retail	100.0%	94.5%	133.76	206,000	206,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora*

692 Broadway
-Retail	100.0%	100.0%	96.98	36,000	36,000	—	—	Equinox, Verizon Media Group

Total Midtown South				2,367,000	2,367,000	—	1,120,000

Rockefeller Center:
1290 Avenue of the Americas								Equitable, Hachette Book Group Inc., Venable LLP,
								Bryan Cave LLP, Neuberger Berman Group LLC, SSB Realty LLC,
-Office	70.0%	99.7%	86.58	2,043,000	2,043,000	—		Cushman & Wakefield, Columbia University, LinkLaters*
-Retail	70.0%	100.0%	194.57	75,000	75,000	—		Duane Reade, JPMorgan Chase Bank, Sovereign Bank, Starbucks
	70.0%	99.7%	89.49	2,118,000	2,118,000	—	950,000

608 Fifth Avenue (8)
(ground leased through 2033)**
-Office	100.0%	91.0%	76.71	93,000	93,000	—
-Retail	100.0%	—	—	44,000	—	44,000
	100.0%	91.0%	76.71	137,000	93,000	44,000	—

Total Rockefeller Center				2,255,000	2,211,000	44,000	950,000
Wall Street/Downtown:
40 Fulton Street
-Office	100.0%	76.0%	52.22	246,000	246,000	—		Market News International Inc., Fortune Media Group
-Retail	100.0%	100.0%	118.72	5,000	5,000	—		TD Bank
	100.0%	76.4%	53.85	251,000	251,000	—	—

Soho:
478-486 Broadway - 2 buildings
-Retail	100.0%	100.0%	353.39	65,000	15,000	50,000		Madewell, J. Crew
-Residential (10 units)	100.0%	100.0%		20,000	20,000	—
	100.0%			85,000	35,000	50,000	—

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Soho (Continued):
606 Broadway (19 East Houston Street)
-Office	50.0%	100.0%	$114.99	30,000	30,000	—		WeWork
-Retail	50.0%	100.0%	607.86	6,000	6,000	—		HSBC, Harman International*
	50.0%	100.0%	179.82	36,000	36,000	—	$70,866

443 Broadway
-Retail	100.0%	100.0%	104.12	16,000	16,000	—	—	Necessary Clothing

304 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		9,000	9,000	—
	100.0%			13,000	13,000	—	—

334 Canal Street
-Retail	100.0%	—	—	4,000	4,000	—
-Residential (4 units)	100.0%	100.0%		11,000	11,000	—
	100.0%			15,000	15,000	—	—

155 Spring Street
-Retail	100.0%	97.3%	122.59	50,000	50,000	—	—	Vera Bradley

148 Spring Street
-Retail	100.0%	100.0%	196.48	8,000	8,000	—	—	Dr. Martens

150 Spring Street
-Retail	100.0%	100.0%	304.81	6,000	6,000	—		Sandro
-Residential (1 unit)	100.0%	100.0%		1,000	1,000	—
	100.0%			7,000	7,000	—	—

Total Soho				230,000	180,000	50,000	70,866

Times Square:
1540 Broadway								Forever 21, Planet Hollywood, Disney, Sunglass Hut,
-Retail	52.0%	100.0%	223.81	161,000	161,000	—	—	MAC Cosmetics, U.S. Polo

1535 Broadway
-Retail	52.0%	95.3%	1,074.51	45,000	45,000	—		T-Mobile, Invicta, Swatch Group USA, Levi's, Sephora
-Theatre	52.0%	100.0%	14.25	62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	98.3%	400.73	107,000	107,000	—	—

Total Times Square				268,000	268,000	—	—

Upper East Side:
828-850 Madison Avenue
-Retail	100.0%	89.3%	238.88	18,000	13,000	5,000	—	Christofle Silver Inc.

677-679 Madison Avenue
-Retail	100.0%	100.0%	534.70	8,000	8,000	—		Berluti
-Residential (8 units)	100.0%	75.0%		5,000	5,000	—
	100.0%			13,000	13,000	—	—

1131 Third Avenue
-Retail	100.0%	100.0%	178.06	23,000	23,000	—	—	Nike, Crunch LLC, J.Jill

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Upper East Side (Continued):
759-771 Madison Avenue (40 East 66th)
-Retail	100.0%	42.8%	$1,488.25	14,000	14,000	—		John Varvatos
-Residential (5 units)	100.0%	100.0%		12,000	12,000	—
	100.0%			26,000	26,000	—	$—

Total Upper East Side				80,000	75,000	5,000	—

Long Island City:
33-00 Northern Boulevard (Center Building)
-Office	100.0%	95.5%	36.44	471,000	471,000	—	100,000	The City of New York, NYC Transit Authority

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	53.66	184,000	184,000	—	—	The City of New York

85 Tenth Avenue								Google, General Services Administration,
								Telehouse International Corp., L-3 Communications,
-Office	49.9%	100.0%	90.49	584,000	584,000	—		Moet Hennessy USA. Inc.
-Retail	49.9%	100.0%	86.78	43,000	43,000	—		IL Posto LLC, Toro NYC Restaurant, L'Atelier
	49.9%	100.0%	90.26	627,000	627,000	—	625,000

537 West 26th Street
-Other (event space)	100%	—	—	14,000	14,000	—	—

61 Ninth Avenue
(ground leased through 2115)**
-Office	45.1%	100.0%	117.93	143,000	143,000	—		Aetna Life Insurance Company
-Retail	45.1%	100.0%	316.08	23,000	23,000	—		Starbucks
	45.1%	100.0%	133.33	166,000	166,000	—	167,500

512 West 22nd Street
-Office	55.0%	100.0%	101.00	173,000	20,000	153,000	111,604	Warner Media, Next Jump*, Galeria Nara Roesler*

Total Chelsea/Meatpacking District				1,164,000	1,011,000	153,000	904,104

Upper West Side:
50-70 W 93rd Street
-Residential (325 units)	49.9%	96.0%		283,000	283,000	—	82,500

Tribeca:
Independence Plaza
-Residential (1,327 units)	50.1%	96.1%	—	1,185,000	1,185,000	—
-Retail	50.1%	100.0%	60.52	72,000	56,000	16,000		Duane Reade
	50.1%			1,257,000	1,241,000	16,000	675,000

339 Greenwich Street
-Retail	100.0%	100.0%	112.64	8,000	8,000	—	—	Sarabeth's

Total Tribeca				1,265,000	1,249,000	16,000	675,000
New Jersey:
Paramus
-Office	100.0%	87.2%	24.49	129,000	129,000	—	—	Vornado's Administrative Headquarters

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Properties under Development:
Farley Office and Retail Building (ground and building leased through 2116)**
-Office	95.0%	—	$—	730,000	—	730,000
-Retail	95.0%	—	—	114,000	—	114,000
	95.0%	—	—	844,000	—	844,000	$—

825 Seventh Avenue
-Office	50.0%	—	—	165,000	—	165,000	—
-Retail	100.0%	—	—	4,000	—	4,000	—
	51.2%	—	—	169,000	—	169,000	33,136

Total Property under Development				1,013,000	—	1,013,000	33,136

Properties to be Developed:
57th Street (3 properties)
-Land	50.0%	—	—	—	—	—	—

Eighth Avenue and 34th Street (4 properties)
-Land	100.0%	—	—	—	—	—	—

New York Office:

Total		97.1%	$79.08	20,667,000	19,005,000	1,662,000	$8,405,792

Vornado's Ownership Interest		96.9%	$76.68	17,603,000	16,128,000	1,475,000	$5,851,184

New York Retail:

Total		95.5%	$248.18	2,713,000	2,287,000	426,000	$1,123,160

Vornado's Ownership Interest		94.9%	$211.50	2,242,000	1,830,000	412,000	$839,263

New York Residential:

Total		96.0%		1,526,000	1,526,000	—	$757,500

Vornado's Ownership Interest		96.1%		793,000	793,000	—	$379,342

NEW YORK SEGMENT
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)		Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:
New York:
731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$129.08	920,000	896,000	24,000	$500,000		Bloomberg
-Retail	32.4%	93.4%	276.84	155,000	155,000	—	350,000		The Home Depot, The Container Store, Hutong
	32.4%	99.0%	147.34	1,075,000	1,051,000	24,000	850,000

Rego Park I, Queens (4.8 acres)	32.4%	100.0%	53.18	343,000	148,000	195,000	—		Burlington, Bed Bath & Beyond, Marshalls, IKEA*

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	90.6%	61.00	609,000	609,000	—	202,544	(9)	Century 21, Costco, Kohl's, TJ Maxx

Flushing, Queens (1.0 acre ground leased through 2037)**	32.4%	100.0%	29.18	167,000	167,000	—	—		New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
Residential (312 units)	32.4%	95.8%	—	255,000	255,000	—	—

New Jersey:
Paramus, New Jersey
(30.3 acres ground leased to IKEA through 2041)**	32.4%	100.0%	—	—	—	—	68,000		IKEA (ground lessee)

Property to be Developed:
Rego Park III (adjacent to Rego Park II),
Queens, NY (3.4 acres)	32.4%	—	—	—	—	—	—

Total Alexander's	32.4%	96.5%	96.01	2,449,000	2,230,000	219,000	1,120,544

Hotel Pennsylvania:
-Hotel (1,700 Rooms)	100.0%			1,400,000	1,400,000	—	—

Total New York		96.9%	$95.67	28,755,000	26,448,000	2,307,000	$11,406,996

Vornado's Ownership Interest		96.7%	$89.53	22,831,000	20,874,000	1,957,000	$7,432,845
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)
Weighted average annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average annual rent per square foot for retail excludes non-selling space.

(2)	Represents contractual debt obligations.

(3)	Secured amount outstanding on revolving credit facilities.

(4)	Amount represents debt on land which is owned 34.8% by Vornado.

(5)	Excludes US Post Office lease for which the annual escalated rent is $13.51 PSF.

(6)	Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.

(7)	75,000 square feet is leased from 666 Fifth Avenue Office Condominium.

(8)	In August 2019, we delivered notice to the ground lessor that we will surrender the property in May 2020.

(9)	Net of $50,000 of Alexander's participation in its Rego Park II shopping center mortgage loan which is considered partially extinguished as the participation interest is a reacquisition of debt.

OTHER
PROPERTY TABLE
	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
theMART:
theMART, Chicago								Motorola Mobility (guaranteed by Google),
								CCC Information Services, Publicis Groupe (Razorfish),
								1871, ANGI Home Services, Inc, Yelp Inc., Paypal, Inc.,
								Allscripts Healthcare, Kellogg Company,
								Chicago School of Professional Psychology,
								Innovation Development Institute, Inc., Chicago Teachers Union,
-Office	100.0%	89.4%	$44.34	2,045,000	2,045,000	—		ConAgra Foods Inc., Allstate Insurance Company
								Steelcase, Baker, Knapp & Tubbs, Holly Hunt Ltd.,
-Showroom/Trade show	100.0%	95.0%	54.28	1,533,000	1,533,000	—		Allsteel Inc., Teknion LLC
-Retail	100.0%	95.8%	56.55	95,000	95,000	—
	100.0%	91.9%	48.94	3,673,000	3,673,000	—	$675,000

Other (2 properties)	50.0%	100.0%	45.57	19,000	19,000	—	31,287
Total theMART, Chicago				3,692,000	3,692,000	—	706,287

Piers 92 and 94 (New York) (ground and building leased through 2110)**	100.0%	—	—	208,000	133,000	75,000	—

Total theMART		92.0%	$48.92	3,900,000	3,825,000	75,000	$706,287

Vornado's Ownership Interest		91.9%	$48.93	3,891,000	3,816,000	75,000	$690,644

555 California Street:
555 California Street	70.0%	99.7%	$82.69	1,506,000	1,506,000	—	$546,214	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
								Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
								McKinsey & Company Inc., UBS Financial Services,
								KKR Financial, Microsoft Corporation,
								Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	100.0%	83.53	235,000	235,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	—	—	78,000	—	78,000	—	Regus*

Total 555 California Street		99.8%	$82.81	1,819,000	1,741,000	78,000	$546,214

Vornado's Ownership Interest		99.8%	$82.81	1,273,000	1,218,000	55,000	$382,349

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

REAL ESTATE FUND
PROPERTY TABLE
	Fund % Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet			Encumbrances (non-GAAP) (in thousands)(2)	Major Tenants
Property				Total Property	In Service	Under Development or Not Available for Lease
VORNADO CAPITAL PARTNERS
REAL ESTATE FUND:
New York, NY:
Lucida, 86th Street and Lexington Avenue
(ground leased through 2082)**								Barnes & Noble, Hennes & Mauritz,
-Retail	100.0%	100.0%	$261.61	96,000	96,000	—		Sephora, Bank of America
-Residential (39 units)	100.0%	92.3%		59,000	59,000	—
	100.0%	97.1%		155,000	155,000	—	$145,075

Crowne Plaza Times Square (0.64 acres owned in fee; 0.18 acres ground leased through 2187 and 0.05 acres ground leased through 2035)**
-Hotel (795 Rooms)
-Retail	75.3%	99.3%	176.33	50,000	50,000	—		New York Sports Club, Krispy Kreme, BHT Broadway
-Office	75.3%	100.0%	51.04	196,000	196,000	—		American Management Association, Open Jar, Association for Computing Machinery
	75.3%	99.9%	74.07	246,000	246,000	—	272,355

501 Broadway	100.0%	100.0%	291.66	9,000	9,000	—	22,872	Capital One Financial Corporation

Miami, FL:
1100 Lincoln Road
-Retail	100.0%	61.9%	181.74	51,000	51,000	—		Banana Republic
-Theatre	100.0%	100.0%	43.75	79,000	79,000	—		Regal Cinema
	100.0%	85.1%	80.55	130,000	130,000	—	82,750

Total Real Estate Fund	88.8%	95.3%		540,000	540,000	—	$523,052

Vornado's Ownership Interest	28.6%	96.4%		155,000	155,000	—	$152,552
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent and garages.

(2)	Represents the contractual debt obligations.

OTHER
PROPERTY TABLE
Property	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Square Feet				Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
				Total Property	In Service		Under Development or Not Available for Lease
					Owned by Company	Owned by Tenant(2)
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	67.6%	$46.72	736,000	432,000	—	304,000		Corporate Executive Board, Nathan Associates, Inc.
-Residential - 2 buildings (197 units)	43.7%	99.0%		253,000	253,000	—	—
				989,000	685,000	—	304,000	$38,613

Fashion Centre Mall	7.5%	94.9%	47.65	868,000	868,000	—	—	410,000	Macy's, Nordstrom

Washington Tower	7.5%	75.0%	54.20	170,000	170,000	—	—	40,000	The Rand Corporation

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	33.46	682,000	239,000	443,000	—	—	JCPenney, Costco, Dick's Sporting Goods,
									Nordstrom Rack, 24 Hour Fitness

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	8.99	128,000	128,000	—	—	—	The Home Depot

Total Other		90.1%	$40.80	2,837,000	2,090,000	443,000	304,000	$488,613

Vornado's Ownership Interest		93.4%	$33.20	1,338,000	755,000	443,000	140,000	$53,215
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)	Weighted average annual rent per square foot excludes ground rent, storage rent, garages and residential.

(2)	Owned by tenant on land leased from the company.

(3)	Represents the contractual debt obligations.

INVESTOR INFORMATION

Executive Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
David R. Greenbaum	Vice Chairman
Michael J. Franco	President
Joseph Macnow	Executive Vice President - Chief Financial Officer and Chief Administrative Officer
Haim Chera	Executive Vice President - Head of Retail
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate

RESEARCH COVERAGE - EQUITY

James Feldman/Elvis Rodriguez	Richard Skidmore/Melissa Funk	Nicholas Yulico/Joshua Burr
Bank of America/BofA Securities	Goldman Sachs	Scotia Capital (USA) Inc
646-855-5808/646-855-1589	801-741-5459/801-884-4127	212-225-6904/212-225-5415

John P. Kim/Frank Lee	Daniel Ismail/Dylan Burzinski	John W. Guinee/Aaron Wolf
BMO Capital Markets	Green Street Advisors	Stifel Nicolaus & Company
212-885-4115/415-591-2129	949-640-8780	443-224-1307/443-224-1206

Michael Bilerman/Emmanuel Korchman	Anthony Paolone/Ray Zhong	Michael Lewis/Alexei Siniakov
Citi	JP Morgan	SunTrust Robinson Humphrey
212-816-1383/212-816-1382	212-622-6682/212-622-5411	212-319-5659/212-590-0986

Derek Johnston/Tom Hennessy	Vikram Malhotra/Adam J. Gabalski
Deutsche Bank	Morgan Stanley
212-250-5683/212-250-4063	212-761-7064/212-761-8051

Steve Sakwa/Jason Green	Alexander Goldfarb/Daniel Santos
Evercore ISI	Piper Sandler
212-446-9462/212-446-9449	212-466-7937/212-466-7927

RESEARCH COVERAGE - DEBT

Andrew Molloy	Jesse Rosenthal
Bank of America/Merrill Lynch	CreditSights
646-855-6435	212-340-3816

Thierry Perrein	Mark Streeter
Wells Fargo Securities	JP Morgan
704-410-3262	212-834-5086

Research Coverage - Equity and Debt is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We consider NOI at share - cash basis to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, net and other non-cash adjustments. We present these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of depreciable real estate assets, real estate impairment losses, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.

- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2019
		2020	2019
Net income attributable to common shareholders	(A)	$4,963	$181,488	$193,217
Per diluted share		$0.03	$0.95	$1.01

Certain (income) expense items that impact net income attributable to common shareholders:
After-tax net gain on sale of 220 CPS condominium units		$(59,911)	$(130,954)	$(173,655)
Our share of loss from real estate fund investments		56,158	2,904	26,600
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		7,261	—	—
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		4,938	15,649	2,438
Net gain from sale of UE common shares (sold on March 4, 2019)		—	(62,395)	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	22,540	—
Mark-to-market increase in Lexington common shares (sold on March 1, 2019)		—	(16,068)	—
Other		7,896	1,152	(1,469)
		16,342	(167,172)	(146,086)
Noncontrolling interests' share of above adjustments		(1,072)	10,498	9,250
Total of certain expense (income) items that impact net income attributable to common shareholders	(B)	$15,270	$(156,674)	$(136,836)
Per diluted share (non-GAAP)		$0.08	$(0.82)	$(0.72)

Net income attributable to common shareholders, as adjusted (non-GAAP)	(A+B)	$20,233	$24,814	$56,381
Per diluted share (non-GAAP)		$0.11	$0.13	$0.29

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2019
		2020	2019
Reconciliation of our net income attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income attributable to common shareholders	(A)	$4,963	$181,488	$193,217
Per diluted share		$0.03	$0.95	$1.01

FFO adjustments:
Depreciation and amortization of real property		$85,136	$108,483	$85,609
Net losses on sale of real estate		—	—	58
Real estate impairment losses		—	—	565
Net gain from sale of UE common shares (sold on March 4, 2019)		—	(62,395)	—
Decrease (increase) in fair value of marketable securities:
PREIT (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)		4,938	15,649	2,438
Lexington (sold on March 1, 2019)		—	(16,068)	—
Other		—	(42)	—
Proportionate share of adjustments to equity in net income of partially owned entities to arrive at FFO:
Depreciation and amortization of real property		40,423	24,990	37,389
Decrease (increase) in fair value of marketable securities		3,691	(12)	864
		134,188	70,605	126,923
Noncontrolling interests' share of above adjustments		(8,804)	(4,424)	(8,278)
FFO adjustments, net	(B)	$125,384	$66,181	$118,645

FFO attributable to common shareholders (non-GAAP)	(A+B)	$130,347	$247,669	$311,862
Convertible preferred share dividends		13	15	14
FFO attributable to common shareholders plus assumed conversions (non-GAAP)		130,360	247,684	311,876
Add back of FFO allocated to noncontrolling interests of the Operating Partnership		8,459	16,013	20,153
FFO - OP Basis (non-GAAP)		$138,819	$263,697	$332,029
FFO per diluted share (non-GAAP)		$0.68	$1.30	$1.63

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
		For the Three Months Ended
		March 31,		December 31, 2019
		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$130,360	$247,684	$311,876
Per diluted share (non-GAAP)		$0.68	$1.30	$1.63

Certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions:
After-tax net gain on sale of 220 CPS condominium units		$(59,911)	$(130,954)	$(173,655)
Our share of loss from real estate fund investments		56,158	2,904	26,600
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020		7,261	—	—
Prepayment penalty in connection with redemption of $400 million 5.00% senior unsecured notes due January 2022		—	22,540	—
Other		4,205	1,206	(3,187)
		7,713	(104,304)	(150,242)
Noncontrolling interests' share of above adjustments		(506)	6,559	9,396
Total of certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions, net	(B)	$7,207	$(97,745)	$(140,846)
Per diluted share (non-GAAP)		$0.04	$(0.51)	$(0.74)

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	(A+B)	$137,567	$149,939	$171,030
Per diluted share (non-GAAP)		$0.72	$0.79	$0.89

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)

		For the Three Months Ended
		March 31,		December 31, 2019
		2020	2019
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	(A)	$130,360	$247,684	$311,876

Adjustments to arrive at FAD (non-GAAP):
Certain items that impact FAD		5,630	(105,477)	(149,907)
Recurring tenant improvements, leasing commissions and other capital expenditures		(53,479)	(41,121)	(45,937)
Stock-based compensation expense		25,765	31,654	5,863
Amortization of debt issuance costs		5,276	10,825	6,767
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		3,076	(5,181)	(6,590)
Personal property depreciation		1,825	1,513	1,986
Noncontrolling interests in the Operating Partnership's share of above adjustments		781	6,769	12,246
FAD adjustments, net(1)	(B)	(11,126)	(101,018)	(175,572)

FAD (non-GAAP)	(A+B)	$119,234	$146,666	$136,304

FAD payout ratio (2)		106.5%	85.7%	93.0%
________________________________

(1)	Certain prior year adjustments have been restated in order to conform to the current period presentation which includes our share of partially owned entities.

(2)
FAD payout ratios on a quarterly basis are not necessarily indicative of amounts for the full year due to fluctuation in timing of cash based expenditures, the commencement of new leases and the seasonality of our operations.

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	March 31,		December 31, 2019
	2020	2019
Net (loss) income	$(104,503)	$213,044	$160,676
Depreciation and amortization expense	92,793	116,709	92,926
General and administrative expense	52,834	58,020	39,791
Transaction related costs and other	71	149	3,223
Income from partially owned entities	(19,103)	(7,320)	(22,726)
Loss from real estate fund investments	183,463	167	90,302
Interest and other investment loss (income), net	5,904	(5,045)	(5,889)
Interest and debt expense	58,842	102,463	59,683
Net gains on disposition of wholly owned and partially owned assets	(68,589)	(220,294)	(203,835)
Income tax expense	12,813	29,743	22,897
Loss (income) from discontinued operations	—	137	(55)
NOI from partially owned entities	81,881	67,402	85,990
NOI attributable to noncontrolling interests in consolidated subsidiaries	(15,493)	(17,403)	(17,417)
NOI at share	280,913	337,772	305,566
Non cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	3,076	(5,181)	(6,590)
NOI at share - cash basis	$283,989	$332,591	$298,976

- vi -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended March 31,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2020	2019	2020	2019	2020	2019	2020	2019	2020	2019
New York	$355,615	$443,285	$(183,031)	$(198,095)	$172,584	$245,190	$5,423	$(5,083)	$178,007	$240,107
Other	88,917	91,383	(46,976)	(48,800)	41,941	42,583	1,965	1,907	43,906	44,490
Consolidated total	444,532	534,668	(230,007)	(246,895)	214,525	287,773	7,388	(3,176)	221,913	284,597
Noncontrolling interests' share in consolidated subsidiaries	(26,909)	(28,232)	11,416	10,829	(15,493)	(17,403)	197	(60)	(15,296)	(17,463)
Our share of partially owned entities	124,101	107,515	(42,220)	(40,113)	81,881	67,402	(4,509)	(1,945)	77,372	65,457
Vornado's share	$541,724	$613,951	$(260,811)	$(276,179)	$280,913	$337,772	$3,076	$(5,181)	$283,989	$332,591

	For the Three Months Ended December 31, 2019
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$377,626	$(184,231)	$193,395	$(3,667)	$189,728
Other	83,342	(39,744)	43,598	1,949	45,547
Consolidated total	460,968	(223,975)	236,993	(1,718)	235,275
Noncontrolling interests' share in consolidated subsidiaries	(29,910)	12,493	(17,417)	605	(16,812)
Our share of partially owned entities	131,036	(45,046)	85,990	(5,477)	80,513
Vornado's share	$562,094	$(256,528)	$305,566	$(6,590)	$298,976
________________________________

(1)	Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.

- vii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2020 COMPARED TO MARCH 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the three months ended March 31, 2020	$280,913	$242,559		$21,113		$15,231	$2,010
Less NOI at share from:
Acquisitions	(369)	(369)		—		—	—
Development properties	(14,266)	(14,266)		—		—	—
Other non-same store (income) expense, net	(7,791)	(5,520)		(422)		161	(2,010)
Same store NOI at share for the three months ended March 31, 2020	$258,487	$222,404		$20,691		$15,392	$—

NOI at share for the three months ended March 31, 2019	$337,772	$283,358		$23,523		$14,501	$16,390
Less NOI at share from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(30,292)	(30,292)		—		—	—
Dispositions	(3,399)	(3,399)		—		—	—
Development properties	(20,593)	(20,593)		—		—	—
Other non-same store (income) expense, net	(18,378)	(2,405)		339		78	(16,390)
Same store NOI at share for the three months ended March 31, 2019	$265,110	$226,669		$23,862		$14,579	$—

(Decrease) increase in same store NOI at share for the three months ended March 31, 2020 compared to March 31, 2019	$(6,623)	$(4,265)		$(3,171)		$813	$—

% (decrease) increase in same store NOI at share	(2.5)%	(1.9)%	(1)	(13.3)%	(2)	5.6%	—%
________________________________

(1)	As a result of the COVID-19 pandemic, we have temporarily closed the Hotel Pennsylvania. Excluding the Hotel Pennsylvania, same store NOI at share decreased by 0.3%.

(2)	The decrease is primarily due to the cancellation of trade shows resulting from the COVID-19 pandemic. Excluding trade shows, same store NOI at share increased by 1.1%.

- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED MARCH 31, 2020 COMPARED TO DECEMBER 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share for the three months ended March 31, 2020	$280,913	$242,559		$21,113		$15,231	$2,010
Less NOI at share from:
Acquisitions	(364)	(364)		—		—	—
Development properties	(14,271)	(14,271)		—		—	—
Other non-same store (income) expense, net	(7,477)	(5,160)		(422)		115	(2,010)
Same store NOI at share for the three months ended March 31, 2020	$258,801	$222,764		$20,691		$15,346	$—

NOI at share for the three months ended December 31, 2019	$305,566	$266,284		$22,712		$14,533	$2,037
Less NOI at share from:
Acquisitions	(118)	(118)		—		—	—
Development properties	(15,894)	(15,894)		—		—	—
Other non-same store (income) expense, net	(7,665)	(5,530)		(172)		74	(2,037)
Same store NOI at share for the three months ended December 31, 2019	$281,889	$244,742		$22,540		$14,607	$—

(Decrease) increase in same store NOI at share for the three months ended March 31, 2020 compared to December 31, 2019	$(23,088)	$(21,978)		$(1,849)		$739	$—

% (decrease) increase in same store NOI at share	(8.2)%	(9.0)%	(1)	(8.2)%	(2)	5.1%	—%
________________________________

(1)	As a result of the COVID-19 pandemic, we have temporarily closed the Hotel Pennsylvania. Excluding the Hotel Pennsylvania, same store NOI at share decreased by 2.7%.

(2)	The decrease is primarily due to the cancellation of trade shows resulting from the COVID-19 pandemic. Excluding trade shows, same store NOI at share decreased by 2.8%.

- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2020 COMPARED TO MARCH 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2020	$283,989	$243,665		$22,705		$15,435	$2,184
Less NOI at share - cash basis from:
Acquisitions	(348)	(348)		—		—	—
Development properties	(18,117)	(18,117)		—		—	—
Other non-same store income, net	(12,607)	(9,944)		(422)		(57)	(2,184)
Same store NOI at share - cash basis for the three months ended March 31, 2020	$252,917	$215,256		$22,283		$15,378	$—

NOI at share - cash basis for the three months ended March 31, 2019	$332,591	$276,740		$24,912		$14,745	$16,194
Less NOI at share - cash basis from:
Change in ownership interests in properties contributed to Fifth Avenue and Times Square JV	(27,722)	(27,722)		—		—	—
Dispositions	(3,581)	(3,581)		—		—	—
Development properties	(24,339)	(24,339)		—		—	—
Other non-same store (income) expense, net	(20,163)	(4,386)		339		78	(16,194)
Same store NOI at share - cash basis for the three months ended March 31, 2019	$256,786	$216,712		$25,251		$14,823	$—

(Decrease) increase in same store NOI at share - cash basis for the three months ended March 31, 2020 compared to March 31, 2019	$(3,869)	$(1,456)		$(2,968)		$555	$—

% (decrease) increase in same store NOI at share - cash basis	(1.5)%	(0.7)%	(1)	(11.8)%	(2)	3.7%	—%
________________________________

(1)	As a result of the COVID-19 pandemic, we have temporarily closed the Hotel Pennsylvania. Excluding the Hotel Pennsylvania, same store NOI at share - cash basis increased by 0.9%.

(2)	The decrease is primarily due to the cancellation of trade shows resulting from the COVID-19 pandemic. Excluding trade shows, same store NOI at share - cash basis increased by 2.0%.

- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED MARCH 31, 2020 COMPARED TO DECEMBER 31, 2019 (unaudited)
(Amounts in thousands)

	Total	New York		theMART		555 California Street	Other
NOI at share - cash basis for the three months ended March 31, 2020	$283,989	$243,665		$22,705		$15,435	$2,184
Less NOI at share - cash basis from:
Acquisitions	(343)	(343)		—		—	—
Development properties	(18,122)	(18,122)		—		—	—
Other non-same store income, net	(12,293)	(9,584)		(422)		(103)	(2,184)
Same store NOI at share - cash basis for the three months ended March 31, 2020	$253,231	$215,616		$22,283		$15,332	$—

NOI at share - cash basis for the three months ended December 31, 2019	$298,976	$257,707		$24,646		$14,491	$2,132
Less NOI at share - cash basis from:
Acquisitions	(49)	(49)		—		—	—
Development properties	(17,310)	(17,310)		—		—	—
Other non-same store income, net	(9,244)	(6,940)		(172)		—	(2,132)
Same store NOI at share - cash basis for the three months ended December 31, 2019	$272,373	$233,408		$24,474		$14,491	$—

(Decrease) increase in same store NOI at share - cash basis for the three months ended March 31, 2020 compared to December 31, 2019	$(19,142)	$(17,792)		$(2,191)		$841	$—

% (decrease) increase in same store NOI at share - cash basis	(7.0)%	(7.6)%	(1)	(9.0)%	(2)	5.8%	—%
________________________________

(1)	As a result of the COVID-19 pandemic, we have temporarily closed the Hotel Pennsylvania. Excluding the Hotel Pennsylvania, same store NOI at share - cash basis decreased by 1.0%.

(2)	The decrease is primarily due to the cancellation of trade shows resulting from the COVID-19 pandemic. Excluding trade shows, same store NOI at share - cash basis decreased by 4.0%.

- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED REVENUES TO OUR PRO RATA SHARE OF REVENUES (ANNUALIZED) (unaudited)
(Amounts in thousands)

For the Three Months Ended March 31, 2020
Consolidated revenues	$444,532
Noncontrolling interest adjustments	(26,909)
Consolidated revenues at our share (non-GAAP)	417,623
Unconsolidated revenues at our share (non-GAAP)	124,101
Our pro rata share of revenues (non-GAAP)	$541,724
Our pro rata share of revenues (annualized) (non-GAAP)	$2,166,896

RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONTRACTUAL DEBT (NON-GAAP) (unaudited)
(Amounts in thousands)

	As of March 31, 2020
	Consolidated Debt, net	Deferred Financing Costs, Net and Other	Contractual Debt (non-GAAP)
Mortgages payable	$5,643,707	$27,221	$5,670,928
Senior unsecured notes	446,076	3,924	450,000
$800 Million unsecured term loan	795,974	4,026	800,000
$2.75 Billion unsecured revolving credit facilities	1,075,000	—	1,075,000
	$7,960,757	$35,171	$7,995,928

- xii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET (LOSS) INCOME TO EBITDAre (unaudited)
(Amounts in thousands)

EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDA in accordance with the NAREIT definition. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as GAAP net income (loss), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated joint ventures caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated joint ventures. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.

	For the Three Months Ended
	March 31,		December 31, 2019
	2020	2019
Reconciliation of net (loss) income to EBITDAre (non-GAAP):
Net (loss) income	$(104,503)	$213,044	$160,676
Less net loss (income) attributable to noncontrolling interests in consolidated subsidiaries	122,387	(6,820)	58,592
Net income attributable to the Operating Partnership	17,884	206,224	219,268
EBITDAre adjustments at share:
Depreciation and amortization expense	127,384	134,986	124,984
Interest and debt expense	81,816	128,068	86,832
Real estate impairment losses	—	—	565
Income tax expense	12,892	29,924	22,975
Net losses on sales of depreciable real estate	—	—	58
EBITDAre at share	239,976	499,202	454,682
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(111,737)	19,809	(52,531)
EBITDAre (non-GAAP)	$128,239	$519,011	$402,151

- xiii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF EBITDAre TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	March 31,		December 31, 2019
	2020	2019
EBITDAre (non-GAAP)	$128,239	$519,011	$402,151

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	111,737	(19,809)	52,531

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units	(68,589)	(157,899)	(203,893)
Our share of loss from real estate fund investments	56,158	2,904	26,600
Credit losses on loans receivable resulting from a new GAAP accounting standard effective January 1, 2020	7,261	—	—
Mark-to-market decrease in PREIT common shares (accounted for as a marketable security from March 12, 2019 and sold on January 23, 2020)	4,938	15,649	2,438
Net gain from sale of UE common shares (sold on March 4, 2019)	—	(62,395)	—
Mark-to-market increase in Lexington common shares (sold on March 1, 2019)	—	(16,068)	—
Other	7,662	23	4,146
Total of certain expense (income) items that impact EBITDAre	7,430	(217,786)	(170,709)

EBITDAre, as adjusted (non-GAAP)	$247,406	$281,416	$283,973

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